UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 24, 2010
ITC HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)
Commission File Number: 001-32576

Michigan	32-0058047
(State of Incorporation)	(IRS Employer Identification No.)
27175 Energy Way, Novi, Michigan 48377
(Address of principal executive offices) (zip code)
(248) 946-3000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
     On February 24, 2010, following the closing of trading on the New York Stock Exchange, ITC Holdings Corp. (the “Company”) issued a press release disclosing its financial results as of and for the fourth quarter and full year ended December 31, 2009, and reaffirming guidance with respect to the Company’s diluted earnings per share and capital expenditures for its operating subsidiaries for 2010. The release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.
          99.1    ITC Holdings Corp. Press Release dated February 24, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
February 25, 2010

ITC HOLDINGS CORP.
By:	/s/ Daniel J. Oginsky
Daniel J. Oginsky
Its: Senior Vice President and General Counsel